UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under § 240.14a-12

Five Star Senior Living Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined) :

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 15, 2017. FIVE STAR SENIOR LIVING INC. You are receiving this communication because you hold shares in the company named above as of the record date named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. FIVE STAR SENIOR LIVING INC. C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 proxy materials and voting instructions. E21450-P86105 See the reverse side of this notice to obtain NOTICE OF ANNUAL MEETING OF STOCKHOLDERS Meeting Information Meeting Type:Annual For holders as of:February 17, 2017 Date: May 15, 2017Time: 9:30 a.m., Eastern time Location: Five Star Senior Living Inc. Two Newton Place 255 Washington Street, Suite 100 Newton, MA 02458

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX E21451-P86105 Vote in Person: Stockholders of record of the company as of February 17, 2017, or their duly authorized proxies, are entitled to vote in person at the meeting. At the meeting, you will need to request a ballot to vote these shares. To obtain directions for the annual meeting, please call 617-796-8245. Authorize Your Proxy by Internet: To authorize a proxy to submit your vote now by internet, go to (located on the following page) available and follow the instructions. Authorize Your Proxy by Telephone or by Mail: You can authorize a proxy to submit your vote by telephone or by mail by requesting a paper copy of the materials, which will include a proxy card with instructions. The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.proxyvote.com. How to View Online: following page) and visit: www.proxyvote .com. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 1, 2017, to facilitate timely delivery. How to Request and Receive a PAPER or E-MAIL Copy for the 2017 Annual Meeting of Stockholders and for Stockholder Meetings in the Future: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

The Board of Directors Recommends a Vote FOR all Nominees for Director in Proposal 1 and FOR Proposal 2. 1. Election of Directors. Nominee (for Independent Director in Group I): Barbara D. Gilmore Nominee (for Managing Director in Group I): Barry M. Portnoy 2. Advisory vote to approve executive compensation. The Board of Directors Recommends a Vote for THREE YEARS on Proposal 3. 3. Advisory vote on the frequency of future advisory votes to approve executive compensation. The Board of Directors Recommends a Vote FOR Proposals 4 and 5. 4. Approval of the Five Star Senior Living Inc. Management Incentive Plan. 5. Ratification of the appointment of RSM US LLP as independent auditors to serve for the 2017 fiscal year. E21452-P86105 Voting Items

E21453-P86105